Exhibit 99.2

Q4 2018 Earnings Supplemental March 2019 Hunt Companies Finance Trust

1 Disclaimer This presentation, any related webcast/conference call, and other oral statements made by our representatives from time to ti me may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Hunt Companies Finance Trust, Inc. (NYSE: HCFT) (“HCFT” or the “Company”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will, ” “ should,” “seeks,” “approximately,” “predicts ,” “projects,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Reports on Form 10 - K, its Quarterly Reports on Form 10 - Q, and other periodic filings with the Securities and Exchange Commission (“SEC ”), when evaluating these forward - looking statements. Additional information concerning these and other risk factors are contained in our 2018 Form 10 - K which is availabl e on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The Company assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events or circumstances . This presentation includes non - GAAP financial measures within the meaning of Item 10(e) of Regulation S - K, as promulgated by the SEC. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our financials and to assist investors in comparing our results with other peer issuers, these measures are not in accordance wit h G AAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Our GAA P financial results and the reconciliations from these results should be carefully evaluated.

Strength of Ownership / Sponsorship 2 Company Overview Hunt Companies Finance Trust Access to Extensive Loan Origination Platform Experienced Management Team Real estate investment trust focused on transitional multifamily and other commercial real estate loans or securitizations Externally managed by Hunt Investment Management, part of Hunt Companies Inc., a diverse real estate organization Emphasis on floating - rate investments which should be well suited for a rising interest rate environment Strong focus on middle - market multifamily sector Strategy Well Positioned for Rising Interest Rates KEY INVESTMENT HIGHLIGHTS Strong Credit and Asset Management Capabilities

3 Key Updates Hunt Companies Finance Trust FINANCIAL RESULTS ▪ Comprehensive loss of $(546) thousand or ($0.02) per share for the quarter ▪ Q4 2018 results were impacted by a $ 1.52 million one - time net tax expense (2) ▪ Core earnings attributable to common stockholders of $1.86 million or $0.08 per share, down $0.02 per share quarter - over - quarter. ▪ Core earnings declined relative to the prior quarter primarily due to the Company recognizing significantly more exit fee income in Q3 ▪ Adjusted Book Value Per Share (1) of $4.64, down $0.08 quarter - over - quarter HIGHLIGHTS ▪ On March 18, 2019, the Company declared a cash dividend of $0.07 per share on its common stock for the first quarter of 2019, which is a 17% increase over the fourth quarter of 2018 dividend of $0.06 per share ▪ On February 14, 2019, the Company redeemed all outstanding shares of our 8.75% Series A Cumulative Redeemable Preferred Stock and simultaneously entered into a 5 - year $ 40.25 million delayed draw credit facility ▪ The new credit facility bears interest at an initial fixed rate of 7.25%, which is subject to step up after year 5 ▪ This represents a significant positive step towards improving our earnings profile INVESTMENT PORTFOLIO OVERVIEW ▪ As of 12/31/2018, 98% of the investment portfolio consisted of floating - rate CRE loans ▪ The $555.2 million CRE loan portfolio has a weighted average remaining term of 24 months (3) and a weighted average coupon of L + 4.05% ▪ The Company’s remaining legacy investments consist of $4.8 million of Agency Multifamily MBS and $4.0 million of residential MSRs ▪ As of year - end, all loans in the Agency Multifamily securitization have paid - off CAPITALIZATION ▪ The floating - rate CRE loan portfolio is financed with $510 million of investment grade notes issued through our CLOs ▪ As of 12/31/2018, the Company had $8 million of unrestricted cash and the CLOs had $84 million of reinvestment capacity Note: (1) See Appendix for definition of Adjusted Book Value Per Share. GAAP book value per share was $4.77 as of December 31, 2018 . (2) Further details are provided in “Note 20 – Income Taxes” of the Company’s audited financial statements, which are included i n the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2018. (3) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 49 months.

Hunt Companies Finance Trust
Q4 2018 Earnings Summary

Summary Income Statement (thousands)	Three Months Ended December 31, 2018	FY 2018
Net interest income	$4,599	$17,401
Total other income (loss)	(476)	(11,375)
Operating expenses	(2,250)	(9,975)
(Provision for) benefit from income taxes	(1,522)	(1,522)
Preferred dividends	(897)	(3,529)
Net income attributable to common stockholders	**$(546)**	**$(9,000)**
Reclassification adjustment for net gain (loss) included in net income[1]	0	12,618
Comprehensive income attributable to common stockholders	**$(546)**	**$3,618**
Weighted average shares outstanding during the period	23,687,664	23,613,636
Net income per share	**$(0.02)**	**$(0.38)**
Comprehensive income per share	**$(0.02)**	**$0.15**

GAAP Comprehensive Income to Core Earnings Reconciliation (thousands)	Three Months Ended December 31, 2018	FY 2018
Comprehensive income attributable to common stockholders	**$(546)**	**$3,618**
Adjustments:		
Net economic losses (gains) attributable to divested legacy assets[2]	-	(2,784)
Net economic losses (gains) attributable to retained legacy assets[3]	781	2,637
Recognized compensation expense related to restricted stock	5	23
Adjustment for consolidated securities	100	1,916
Adjustment for one-time charges[4]	1,956	2,335
Adjustment provision for (benefit from) income taxes	(434)	(434)
Core earnings[5]	**$1,862**	**$7,311**
Weighted average shares outstanding during the period	23,687,664	23,613,636
Core earnings per share	**$0.08**	**$0.31**
Dividends per share	**$0.06**	**$0.28**

HUNT

Note:
(1) Reclassification adjustments for comprehensive income represent the reversal of previously recorded unrealized gains/losses on divested legacy investments that were held available-for-sale.
(2) Net economic losses (gains) includes unrealized gains/losses, realized gains/losses, and adjustments to comprehensive income attributable to divested legacy assets.
(3) Net economic losses (gains) includes unrealized gains/losses and realized gains/losses attributable to retained legacy assets.
(4) One-time charges relates to expenses incurred in connection with the Hunt transaction and one-time net tax expense
(5) See Appendix for definition of Core Earnings per the Management Agreement.

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Balance Sheet (thousands) Q4 2018 Commercial mortgage loans held - for - investment $555,173 Receivables held in securitization trusts, at fair value 24,357 Mortgage servicing rights, at fair value 3,998 Cash and cash equivalents 7,883 Restricted cash (1) 51,331 Other assets (2) 36,610 Total assets $679,352 Collateralized loan obligations (3) $503,979 Multifamily securitized debt obligations 19,231 Other liabilities 5,938 Total liabilities $529,149 Total equity $150,203 Total liabilities / Total equity 3.5x Adjusted Book Value Per Share (4) $4.64 5 Q4 2018 Balance Sheet Summary Hunt Companies Finance Trust Note: (1) Restricted cash held by CRE CLO securitization trusts and available for investment in eligible mortgage assets. (2) Includes $33.0 million of receivables attributable to CLO collateral payoffs. Upon receipt of these payoff proceeds, the res tricted cash balance will increase, and such funds will be available for reinvestment in eligible mortgage assets. (3) Outstanding notional amount of bonds issued from both CLOs is $510 million . For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balances, net of any unamortized discounts. (4) See Appendix for definition of Adjusted Book Value Per Share . Net book value based on GAAP common stockholders’ equity was $4.77 per share as of December 31, 2018.

6 Operating Performance Trending Hunt Companies Finance Trust - $0.06 - $0.02 $0.05 $0.15 - $0.02 $0.10 $0.04 $0.09 $0.10 $0.08 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Comprehensive Income/Share Core Earnings/Share $4.77 $4.65 $4.64 $4.72 $4.64 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Comprehensive Income & Core Earnings Per Share of Common Stock Adjusted Book Value Per Share (1) Hunt Management Hunt Management Note: (1) See Appendix for definition of Adjusted Book Value Per Share. Net book value based on GAAP common stockholders’ equity was $4.77 per share as of December 31, 2018.

Hunt Companies Finance Trust

Q4 2018 Summary of Investment Portfolio

Investment Type


Agency Multifamily MBS 1%
Residential MSRs 1%
$563.9 million
First Mortgages 98%

Interest Rate Type


Fixed 1%
$563.9 million
Floating 99%

Investment Portfolio as of December 31, 2018 (thousands)	UPB / Notional	Net Carrying Value	Weighted Average Coupon	Weighted Average Remaining Term (months)	Weighted Average LTV at Loan Origination	Weighted Average Stabilized LTV at Loan Origination
First Mortgages	$555,173	$555,173	L + 4.05%	24[1]	73.56%	67.95%
Agency Multifamily MBS[2]	$8,146	$4,762	L + 2.25%	6		
Residential MSRs	$407,333	$3,998	0.25%	296[3]		
Total	**$970,652**	**$563,933**				

HUNT

Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 49 months.
(2) Agency Multifamily MBS shown above on a non-GAAP fair value basis. See Appendix for reconciliation of presented fair value. For GAAP purposes, as of 12/31/2018, the Company determined that it was the primary beneficiary of the VIEs underlying the trusts and met the criteria for consolidation, and therefore consolidated the entire activity of the securitization trust.
(3) The weighted average remaining term of the residential MSR portfolio is based on the maturity dates of the underlying residential loan pool and excludes the impact of potential borrower prepayments. We anticipate that the weighted average remaining life of the portfolio to be less than 296 months.

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8 Q4 2018 CRE Loan Portfolio Activity Hunt Companies Finance Trust $544.6 $87.5 $(76.9) $555.2 Q3 2018 Portfolio Fundings / Acquisitions Pay-offs Q4 2018 Portfolio Multifamily , $82.3 , 94% Office , $5.0 , 6% Retail , $0.3 , 0% Net Funding Activity (1) Q4 2018 Loan Acquisitions (1) ▪ The CRE loan portfolio increased by $10.6 million in Q4 ▪ The Company acquired $86.6 million of loans and participations at par from an affiliate of the Manager and funded an additional $0.9 million of future funding participations ▪ The portfolio experienced $76.9 million of payoffs 2 % QoQ Net Growth $87.5 million Note: (1) $ In millions.

9 Q4 2018 CRE Loan Portfolio Snapshot Hunt Companies Finance Trust TX , $102.1 , 18% IL , $76.6 , 14% AZ , $59.1 , 11% MD , $28.8 , 5% CA , $22.3 , 4% Other States , $266.3 , 48% Geographic Concentration (1) Multifamily , $484.4 , 87% Office , $42.1 , 8% Mixed Use , $16.6 , 3% Retail , $6.5 , 1% Self - Storage , $5.5 , 1% Property Type (1) ▪ As of 12/31/2018, the Company owned a portfolio of floating - rate CRE loans with an aggregate UPB of $555.2 million ▪ As of 12/31/2018, all loans were current $555.2 million $555.2 million Note: (1) $ In millions.

Hunt Companies Finance Trust

Preferred Stock Refinance – Proforma Capital Structure

Redemption of our Preferred Stock and simultaneous replacement with 7.25% fixed-rate debt is a significant positive step towards reducing the Company's cost of capital. As a result, management expects the more attractive cost of capital to improve annual core earnings by approximately $1 million.

12/31/2018 Capitalization

WA financing cost is L+1.41%

- **Non-recourse: Hunt CRE 2017-FL1 Financing $291M(1)**
- **Non-recourse: Hunt CRE 2018-FL2 Financing $219M(1)**
- **Preferred equity $40M(2)** — Coupon stepped up from 8.75% fixed to 3-month Libor + 7.15% in December of 2018
- **Common equity $110M(4)**

Total Capitalization: $660M(5)(6)

Proforma 12/31/2018 Capitalization

- **Non-recourse: Hunt CRE 2017-FL1 Financing $291M(1)**
- **Non-recourse: Hunt CRE 2018-FL2 Financing $219M(1)**
- **Term Loan $40M(3)** — Initial fixed rate of 7.25%, subject to step up after year 5
- **Common equity $110M(4)**

Total Capitalization: $660M(5)(6)

HUNT

Note:
(1) CLO financing shown at par value.
(2) Preferred equity shown at $40M liquidation.
(3) Term loan shown at par value.
(4) Common equity adjusted for the par value of our preferred equity.
(5) Noncontrolling interest was $99,500 as of 12/31/2018 and is included in common equity above.
(6) HCFT total capitalization is a non-GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconciliation to GAAP.

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11 Q4 2018 Legacy Asset Portfolio Snapshot Hunt Companies Finance Trust The Company continues to evaluate opportunities to monetize its remaining legacy assets in transactions that are accretive to book value. Note: (1) Agency Multifamily MBS shown above on a non - GAAP fair value basis . See Appendix for reconciliation of presented fair value. For GAAP purposes, as of 12/31/2018, the Company determined that it was the primary beneficiary of the VIEs underlying the trusts and met the criteria for consolidation, and the refore consolidated the entire activity of the securitization trust . As of 12/31/2018, all of the underlying loans of the securitization trust had paid off. Remaining Legacy Assets as of 12/31/2018 (thousands) Notional / Portfolio UPB Net Carrying Value as of 12/31/2018 Stated Pay Rate Agency Multifamily MBS (1) $ 8,146 $4,762 L + 2.25% Residential MSRs $ 407,333 $3,998 0.25% Total $415,479 $8,760

Floating Rate Assets (1) $563 Floating Rate Liabilities (2) - $510 Net Exposure $53 12 Interest Rate Sensitivity as of December 31, 2018 Hunt Companies Finance Trust $133 $266 $399 $531 +0 bps +25 bps +50 bps +75 bps +100 bps Thousands Change in LIBOR Note: (1) Comprised of the Company’s portfolio of floating - rate CRE loans and one remaining legacy Agency Multifamily MBS position. (2) Comprised of outstanding securitization notes in the CRE CLOs. Floating - Rate Exposure Net Interest Income Sensitivity to Shifts in One - Month LIBOR Millions The Company’s net floating - rate exposure is expected to benefit stockholders in a rising rate environment. We expect to continue to increase our net floating - rate exposure and deploy capital into new investment opportunities in the commercial real estate mortgage space.

APPENDIX 13

Hunt Companies Finance Trust

12/31/2018 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Current Balance	Note Spread[1]	Initial Term (months)	As-Is LTV at Origination[2]
1	Loan 1	11/30/2018	12/6/2020	Multifamily	Various	Various	33,000,000	4.05%	24	70.39%
2	Loan 2	8/8/2018	8/6/2021	Multifamily	Dallas	TX	31,772,256	3.65%	36	81.23%
3	Loan 3	11/15/2017	12/4/2020	Multifamily	Phoenix	AZ	30,505,000	3.75%	36	74.26%
4	Loan 4	7/9/2018	8/6/2021	Multifamily	Pikesville	MD	28,759,119	3.08%	36	77.59%
5	Loan 5	12/1/2017	12/6/2019	Multifamily	Tucson	AZ	19,110,000	4.50%	36	80.28%
6	Loan 6	12/28/2018	1/6/2022	Multifamily	Seattle	WA	17,000,000	3.75%	24	53.66%
7	Loan 7	12/6/2018	12/6/2021	Multifamily	Greensboro	NC	16,994,000	3.35%	36	79.78%
8	Loan 8	9/6/2017	3/6/2019	Multifamily	Seattle	WA	15,250,000	4.50%	18	54.14%
9	Loan 9	10/13/2017	11/6/2020	Multifamily	Hattiesburg	MS	14,715,000	4.75%	36	78.43%
10	Loan 10	9/29/2017	10/6/2020	Multifamily	Austell	GA	11,813,177	4.15%	36	80.41%
11	Loan 11	1/15/2016	2/6/2019	Mixed Use	Akron	OH	12,226,810	5.25%	36	56.74%
12	Loan 12	1/9/2018	2/6/2020	Multifamily	North Highlands	CA	9,407,298	3.95%	24	79.03%
13	Loan 13	6/30/2017	7/5/2019	Multifamily	Various	TX	8,882,738	5.50%	18	69.18%
14	Loan 14	10/9/2018	11/6/2020	Multifamily	Dallas	TX	8,305,000	3.65%	24	78.35%
15	Loan 15	12/27/2017	1/6/2020	Multifamily	Philadelphia	PA	7,600,000	4.10%	24	79.75%
16	Loan 16	10/11/2017	11/6/2020	Multifamily	New Orleans	LA	6,370,000	4.05%	36	75.52%
17	Loan 17	10/25/2017	11/6/2020	Multifamily	Tulsa	OK	6,360,000	4.50%	36	70.14%
18	Loan 18	11/5/2015	5/9/2019	Multifamily	Pascagoula	MS	5,535,000	4.50%	36	72.89%
19	Loan 19	6/16/2017	7/6/2019	Multifamily	Dallas	TX	5,721,511	4.75%	24	75.22%
20	Loan 20	6/12/2017	7/6/2019	Multifamily	Winston-Salem	NC	4,675,000	5.95%	24	77.16%

Continued on the following page

HUNT

Note: (1) All loan spreads are indexed to one-month LIBOR.
(2) LTV as of such date the loan was originated by a Hunt affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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Hunt Companies Finance Trust
12/31/2018 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Current Balance	Note Spread[(1)]	Initial Term (months)	As-Is LTV at Origination[(2)]
21	Loan 21	11/30/2016	12/6/2019	Office	Stafford	TX	4,618,553	5.50%	24	56.41%
22	Loan 22	10/10/2018	11/6/2020	Multifamily	Philadelphia	PA	2,684,000	4.60%	24	79.64%
23	Loan 23	6/5/2018	6/4/2021	Multifamily	Palatine	IL	33,534,144	4.30%	36	68.50%
24	Loan 24	5/18/2018	6/4/2021	Multifamily	Woodridge	IL	25,355,116	3.75%	36	76.43%
25	Loan 25	11/29/2017	12/6/2019	Multifamily	Richmond	TX	22,500,000	3.90%	24	73.53%
26	Loan 26	5/31/2018	6/6/2021	Multifamily	Omaha	NE	19,430,000	3.70%	36	77.26%
27	Loan 27	6/28/2018	7/6/2021	Multifamily	Greenville	SC	14,800,000	3.90%	36	76.29%
28	Loan 28	3/26/2018	4/6/2020	Office	Rochelle Park	NJ	13,841,399	3.95%	24	76.84%
29	Loan 29	2/1/2018	2/6/2020	Multifamily	Fresno	CA	12,920,000	3.90%	24	82.35%
30	Loan 30	7/23/2018	8/6/2021	Office	Chicago	IL	12,075,000	3.75%	36	72.74%
31	Loan 31	5/24/2018	6/6/2021	Multifamily	Austin	TX	11,159,150	3.55%	36	80.22%
32	Loan 32	5/25/2018	6/6/2021	Multifamily	Phoenix	AZ	9,440,000	3.90%	36	69.41%
33	Loan 33	3/12/2018	4/6/2020	Multifamily	Waco	TX	9,112,000	4.75%	24	72.90%
34	Loan 34	2/15/2018	3/6/2021	Multifamily	Sandy Springs	GA	8,590,138	4.25%	36	80.21%
35	Loan 35	2/23/2018	3/6/2021	Multifamily	Little Rock	AR	8,070,000	4.25%	36	81.29%
36	Loan 36	8/30/2018	9/6/2021	Multifamily	Blacksburg	VA	8,000,000	3.85%	36	66.55%
37	Loan 37	8/7/2018	9/6/2021	Multifamily	Birmingham	AL	7,782,850	3.50%	36	78.01%
38	Loan 38	4/4/2018	4/6/2021	Office	Little Rock	AR	6,874,000	4.85%	36	72.36%
39	Loan 39	8/2/2018	8/6/2021	Retail	Goldsboro	NC	6,500,000	4.00%	36	56.52%
40	Loan 40	11/9/2017	12/6/2020	Self-Storage	Las Vegas	NV	5,547,000	4.25%	36	75.99%
41	Loan 41	6/22/2018	7/6/2021	Multifamily	Chicago	IL	5,667,487	4.10%	36	80.53%
42	Loan 42	11/30/2018	12/6/2021	Office	Decatur	GA	4,714,340	4.10%	36	56.80%
43	Loan 43	6/29/2018	7/6/2020	Mixed-Use	Washington	DC	4,375,805	4.65%	24	73.31%
44	Loan 44	4/30/2018	5/6/2021	Multifamily	Wichita	KS	3,580,000	4.95%	36	68.98%
	Total / Average						555,172,891	4.05%	32	73.56%

HUNT

Note: (1) All loan spreads are indexed to one-month LIBOR.
(2) LTV as of such date the loan was originated by a Hunt affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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16 Consolidated Balance Sheets Hunt Companies Finance Trust

17 Consolidated Statements of Income Hunt Companies Finance Trust

18 Reconciliation of GAAP to Core Earnings Hunt Companies Finance Trust GAAP to Core Earnings Reconciliation Three months Ended Three months Ended December 31, 2018 September 30, 2018 Reconciliation of GAAP to non-GAAP Information Net Income (loss) attributable to common shareholders (546,269)$ 3,472,517$ Adjustments for non-core earnings Realized (Gain) Loss on sale of investments, net 32,807$ 13,617$ Realized (Gain) Loss on derivative contracts, net -$ -$ Unrealized (Gain) Loss on derivative contracts, net -$ -$ Unrealized (Gain) Loss on mortgage servicing rights 211,338$ (103,512)$ Unrealized (Gain) Loss on multi-family loans held in securitization trusts 536,975$ (957,549)$ Unrealized (Gain) Loss on residentail loans held in securitization trusts -$ -$ Subtotal 781,120$ (1,047,444)$ Other Adjustments Recognized compensation expense related to restricted common stock 4,817$ 8,733$ Adjustment for consolidated securities 100,302$ 39,551$ Adjustment for one-time charges 1,956,315$ -$ Adjustment provision for (benefit from) income taxes (434,570)$ -$ Subtotal 1,626,864$ 48,284$ Core Earnings 1,861,715$ 2,473,357$ Weighted average shares outstanding - Basic and Diluted 23,687,664 23,687,273 Core Earnings per weighted share outstanding - Basic and Diluted 0.08$ 0.10$

19 Reconciliation of Non - GAAP Basis in Multifamily MBS Hunt Companies Finance Trust

20 Detailed Walk of Capitalization Hunt Companies Finance Trust (in 000's) 12/31/2018 Total GAAP liabilities and stockholders' equity $679,352 Adjustments for Capitalization ( - ) Multifamily securitized debt obligations (19,231) Accrued interest payable (1,232) Dividends payable (1,466) Fees and expenses payable to Manager (1,175) Other accounts payable and accrued expenses (2,066) Other capitalized financing & issuance costs 6,302 HCFT Capitalization $660,484

21 GAAP Book Value and Adjusted Book Value Hunt Companies Finance Trust As of 12/31/2018 GAAP Book Value Adjusted Book Value Total stockholders' equity $150,203,338 $150,203,338 ( - ) Preferred equity (37,156,972) (40,250,000) (1) ( - ) Noncontrolling interests (99,500) (99,500) Common equity $112,946,866 $109,853,838 Shares outstanding 23,687,664 23,687,664 Book value per share $4.77 $4.64 Note: (1) Reflects 1,610,000 issued and outstanding 8.75% series A cumulative redeemable preferred stock at $25 liquidation prefere nce .

22 Key Definitions Hunt Companies Finance Trust “ Adjusted Book Value Per Share ” means a non - GAAP metric of common stockholders’ equity per share calculated as: a) total stockholders’ equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weighted average number of shares of common stock issued and outstanding during the period. “ Core Earnings ” means the net income (loss) attributable to the holders of Common Shares or, without duplication, owners of the Company’s Subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non - cash equity compensation expense, (ii) incentive compensation payable to the Manager, (iii ) depreciation and amortization, (iv) any unrealized gains or losses or other similar non - cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one - time events pursuant to changes in GAAP and certain material non - cash income or expense items after discussions Hunt Investment Management, LLC and the Company’s board of directors and approval by a majority of the Company’s independent directors . “ Stockholder’s Equity ” means: (a) the sum of the net proceeds from any issuances of the Company’s equity securities (excluding preferred securities solely for purposes of Incentive Compensation but including preferred securities for all other purposes of this Ag ree ment) since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance; plus (b) the Company’ s r etained earnings at the end of such fiscal quarter (without taking into account any non - cash equity compensation expense or other non - cash items des cribed below incurred in current or prior periods); less (c) any amount that the Company pays for repurchases of its Common Shares; and (d ) e xcluding (i) any unrealized gains, losses or other non - cash items that have impacted the Company’s Stockholders’ Equity as reported in the Compan y’s financial statements prepared in accordance with GAAP, regardless of whether such items are included in other comprehensive income or l oss , or in net income, and (ii) adjustments relating to one - time events pursuant to changes in GAAP and certain other noncash charges after dis cussions between the Hunt Investment Management, LLC and the Company’s board of directors and approval by a majority of the Company’s ind ependent directors.